SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2011
SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation

Principles of Consolidation

The consolidated financial statements include the accounts of the company and all subsidiaries in which the company has a controlling financial interest. Investments in companies or partnerships in which the company does not have control, but has the ability to exercise significant influence over operating and financial policies, are reported using the equity method. International subsidiaries, including those acquired from Nalco, are included in the financial statements on the basis of their November 30 fiscal year-ends to facilitate the timely inclusion of such entities in the company’s consolidated financial reporting. All intercompany transactions and profits are eliminated in consolidation.

Use of Estimates

Use of Estimates

The preparation of the company’s financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The company’s critical accounting estimates include revenue recognition, valuation allowances and accrued liabilities, actuarially determined liabilities, share-based compensation, income taxes, long-lived assets, intangible assets and goodwill.

Foreign Currency Translation

Foreign Currency Translation

Financial position and reported results of operations of the company’s international subsidiaries are measured using local currencies as the functional currency. Assets and liabilities of these operations are translated at the exchange rates in effect at each fiscal year end. The translation adjustments related to assets and liabilities that arise from the use of differing exchange rates from period to period are included in accumulated other comprehensive income (loss) in shareholders’ equity. Income statement accounts are translated at average rates of exchange prevailing during the year. The company evaluates its International operations based on fixed rates of exchange; however, the different exchange rates from period to period impact the amount of reported income from consolidated operations. The foreign currency fluctuations of any foreign subsidiaries that operate in highly inflationary environments are included in results of operations.

Concentration of Credit Risk

Concentration of Credit Risk

Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed to perform as contracted. The company believes the likelihood of incurring material losses due to concentration of credit risk is remote. The principal financial instruments subject to credit risk are as follows:

Cash and Cash Equivalents - The company’s investment policy limits exposure to concentrations of credit risk and changes in market conditions.

Accounts Receivable - A large number of customers in diverse industries and geographies, as well as the practice of establishing reasonable credit lines, limits credit risk. Based on historical trends and experiences, the allowance for doubtful accounts is adequate to cover potential credit risk losses.

Foreign Currency Contracts and Derivatives - Exposure to credit risk is limited by internal policies and active monitoring of outstanding positions. In addition, the company selects a diversified group of major international banks and financial institutions as counterparties. The company does not anticipate nonperformance by any of these counterparties.

Cash and Cash Equivalents
Cash and Cash Equivalents Cash equivalents include highly-liquid investments with a maturity of three months or less when purchased.

Accounts Receivable and Allowance For Doubtful Accounts

Accounts Receivable and Allowance For Doubtful Accounts

Accounts receivable are carried at their face amounts less an allowance for doubtful accounts. Accounts receivable are recorded at the invoiced amount and generally do not bear interest. The company estimates the balance of allowance for doubtful accounts by analyzing accounts receivable balances by age and applying historical write-off and collection trend rates. The company’s estimates include separately providing for customer balances based on specific circumstances and credit conditions, and when it is deemed probable that the balance is uncollectible. Account balances are charged off against the allowance when it is determined the receivable will not be recovered.

The company’s allowance for doubtful accounts balance includes an allowance for the expected return of products shipped and credits related to pricing or quantities shipped of approximately $12 million, $7 million and $10 million as of December 31, 2011, 2010 and 2009, respectively. Returns and credit activity is recorded directly to sales.

The following table summarizes the activity in the allowance for doubtful accounts:

MILLIONS	2011	2010	2009
Beginning balance	$45	$52	$44
Bad debt expense	15	18	27
Write-offs	(16)	(20)	(23)
Other(a)	5	(5)	4
Ending balance	$49	$45	$52

(a)   Other amounts are primarily the effects of changes in currency translations and the impact of allowance for returns and credits.

Inventory Valuations

Inventory Valuations

Inventories are valued at the lower of cost or market. Certain U.S. inventory costs, including certain inventory acquired in the Nalco merger, are determined on a last-in, first-out (LIFO) basis. LIFO inventories represented 30% and 22% of consolidated inventories as of December 31, 2011 and 2010, respectively. All other inventory costs are determined using either the average cost or first-in, first-out (FIFO) methods.

Property, Plant and Equipment

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Merchandising and customer equipment consists principally of various systems that dispense the company’s cleaning and sanitizing products, dishwashing machines and process control and monitoring equipment. The dispensing systems capitalized by legacy Ecolab are accounted for on a mass asset basis, whereby equipment is capitalized and depreciated as a group and written off when fully depreciated. The company capitalizes both internal and external costs of development or purchase of computer software for internal use. Costs incurred for data conversion, training and maintenance associated with capitalized software are expensed as incurred. Expenditures for major renewals and improvements, which significantly extend the useful lives of existing plant and equipment, are capitalized and depreciated. Expenditures for repairs and maintenance are charged to expense as incurred. Upon retirement or disposition of plant and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income.

Depreciation is charged to operations using the straight-line method over the assets’ estimated useful lives ranging from 5 to 40 years for buildings and leasehold improvements, 3 to 18 years for machinery and equipment and 3 to 9 years for merchandising and customer equipment and capitalized software. Total depreciation expense was $331 million, $306 million and $290 million for 2011, 2010 and 2009, respectively.

Goodwill and Other Intangible Assets

Goodwill and Other Intangible Assets

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets acquired. The company tests goodwill for impairment on an annual basis during the second quarter. The company’s reporting units are its operating units. If circumstances change significantly, the company would also test a reporting unit for impairment during interim periods between the annual tests. An impairment charge is recognized for the amount, if any, by which the carrying amount of goodwill exceeds its implied fair value. Fair values of reporting units are established using a discounted cash flow method. Where available and as appropriate, comparative market multiples are used to corroborate the results of the discounted cash flow method. Based on the company’s testing, there has been no impairment of goodwill during the three years ended December 31, 2011. There has been no impairment of goodwill since the adoption of FASB guidance for goodwill and other intangibles on January 1, 2002. The changes in the carrying amount of goodwill for each of the company’s reportable segments are as follows:

	U.S.	U.S.
	CLEANING &	OTHER	INTER-
MILLIONS	SANITIZING	SERVICES	NATIONAL	NALCO(b)	TOTAL
December 31, 2009	$446.8	$50.5	$916.8	—	$1,414.1
Business acquisitions(a)	7.6	—	0.7	—	8.3
Business disposals	—	—	(2.6)	—	(2.6)
Foreign currency translation	—	—	(90.5)	—	(90.5)
December 31, 2010	454.4	50.5	824.4	—	1,329.3

Business acquisitions(a)	89.2	—	5.1	$4,403.9	4,498.2
Foreign currency translation	—	—	27.8	—	27.8
December 31, 2011	$543.6	$50.5	$857.3	$4,403.9	$5,855.3

(a)  For 2011, $89.2 million of goodwill acquired is expected to be tax deductible. For 2010, goodwill acquired is not expected to be tax deductible.

(b)  The Nalco amount is presented in total as allocated amounts by segment are not currently available.

The merger with Nalco resulted in the addition of $4.4 billion of goodwill, which will ultimately be maintained in separate reporting units. Subsequent performance of these reporting units relative to projections used in the purchase price allocation could result in an impairment if there is either underperformance by the reporting unit or if the carrying value of the reporting unit were to fluctuate due to working capital changes or other reasons that did not proportionately increase fair value.

As part of the Nalco merger, the company added the “Nalco” trade name as an indefinite life intangible asset. The carrying value of this asset will be subject to impairment testing beginning in 2012.

Other intangible assets subject to amortization primarily include customer relationships, trademarks, patents and other technology. The fair value of identifiable intangible assets is estimated based upon discounted future cash flow projections and other acceptable valuation methods. Other intangible assets are amortized on a straight-line basis over their estimated economic lives. The weighted-average useful life of other intangible assets was 14 years as of December 31, 2011 and 13 years as of December 31, 2010.

The weighted-average useful life by type of amortizable asset at December 31, 2011 is as follows:

NUMBER OF YEAR

Customer relationships	15
Trademarks	17
Patents	14
Other technology	8

The straight-line method of amortization reflects an appropriate allocation of the cost of the intangible assets to earnings in proportion to the amount of economic benefits obtained by the company in each reporting period. The company evaluates the remaining useful life of its intangible assets that are being amortized each reporting period to determine whether events and circumstances warrant a change to the remaining period of amortization. If the estimate of an intangible asset’s remaining useful life is changed, the remaining carrying amount of the intangible asset will be amortized prospectively over that revised remaining useful life. Total amortization expense related to other intangible assets during the last three years and future estimated amortization is as follows:

MILLIONS

2009	$42
2010	41
2011	62
2012	238
2013	236
2014	225
2015	221
2016	217

The significant increase in future estimated amortization is due primarily to the amortizable intangible assets acquired through the Nalco merger.

Long-Lived Assets

Long-Lived Assets

The company periodically reviews its long-lived and amortizable intangible assets for impairment and assesses whether significant events or changes in business circumstances indicate that the carrying value of the assets may not be recoverable. An impairment loss may be recognized when the carrying amount of an asset exceeds the anticipated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. The amount of the impairment loss to be recorded, if any, is calculated by the excess of the asset’s carrying value over its fair value.

Asset Retirement Obligations

Asset Retirement Obligations

The fair value of a liability for an asset retirement obligation associated with the retirement of tangible long-lived assets is recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The liability is adjusted to its present value in subsequent periods as accretion expense is recorded. The corresponding asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset and depreciated over the asset’s useful life. The company’s asset retirement obligation liability was $11.0 million and $3.4 million, respectively, at December 31, 2011 and 2010. The increase is primarily due to obligations assumed in the Nalco merger.

Income Taxes

Income Taxes

Income taxes are recognized during the period in which transactions enter into the determination of financial statement income, with deferred income taxes being provided for the tax effect of temporary differences between the carrying amount of assets and liabilities and their tax bases. The company records a valuation allowance to reduce its deferred tax assets when uncertainty regarding their realizability exists. Deferred income taxes are provided on the undistributed earnings of foreign subsidiaries except to the extent such earnings are considered to be permanently reinvested in the subsidiary.

The company records liabilities for income tax uncertainties in accordance with the recognition and measurement criteria prescribed in authoritative guidance issued by the Financial Accounting Standards Board (“FASB”).

Revenue Recognition

Revenue Recognition

The company recognizes revenue as services are performed or on product sales at the time evidence of an arrangement exists, title to the product and risk of loss transfers to the customer, the price is fixed and determinable and collection is reasonably assured. The company’s sales policies do not provide for general rights of return. The company records estimated reductions to revenue for customer programs and incentive offerings, including pricing arrangements, promotions and other volume-based incentives at the time the sale is recorded. The company also records estimated reserves for anticipated uncollectible accounts and for product returns and credits at the time of sale.

Share-Based Compensation

Share-Based Compensation

The company measures compensation expense for share-based awards at fair value at the date of grant and recognizes compensation expense over the service period for awards expected to vest. Grants to retirement eligible recipients (age 55 with required years of service) are attributed to expense using the non-substantive vesting method and are fully expensed over a six month period following the date of grant. In addition, the company includes a forfeiture estimate in the amount of compensation expense being recognized based on an estimate of the number of outstanding awards expected to vest.

Earnings Per Common Share

Earnings Per Common Share

The computations of the basic and diluted earnings attributable to Ecolab per share amounts were as follows:

MILLIONS EXCEPT PER SHARE	2011	2010	2009
Net income attributable to Ecolab	$462.5	$530.3	$417.3
Weighted-average common shares outstanding
Basic	236.9	233.4	236.7
Effect of dilutive stock options, units and awards	5.2	4.2	3.2
Diluted	242.1	237.6	239.9
Earnings attributable to Ecolab per common share
Basic	$1.95	$2.27	$1.76
Diluted	$1.91	$2.23	$1.74
Anti-dilutive securities excluded from the computation of earnings per share	4.7	6.2	11.4

Comprehensive Income

Comprehensive Income

Comprehensive income includes net income, foreign currency translation adjustments, unrecognized gains and losses on securities, defined benefit pension and postretirement plan adjustments, gains and losses on derivative instruments designated and effective as cash flow hedges and nonderivative instruments designated and effective as foreign currency net investment hedges that are charged or credited to the accumulated other comprehensive loss account in shareholders’ equity.

Derivative Instruments and Hedging

Derivative Instruments and Hedging

The company uses foreign currency forward contracts, interest rate swaps and foreign currency debt to manage risks generally associated with foreign exchange rates, interest rates and net investments in foreign operations. The company does not hold derivative financial instruments of a speculative nature or for trading purposes.

All of the company’s derivatives are recognized on the balance sheet at their fair value. The earnings impact resulting from the change in fair value of the derivative instruments is recorded in the same line item in the consolidated statement of income as the underlying exposure being hedged.